UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

CMGI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 25, 2007, CMGI, Inc. (the “Registrant”) reported its results of operations for its fiscal fourth quarter and fiscal year ended July 31, 2007. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

Reverse Stock Split

On September 25, 2007, the Registrant announced that its Board of Directors has authorized the company to proceed with a 1 for 10 reverse stock split, which had been approved by stockholders at the Annual Meeting of Stockholders on December 7, 2006. The Registrant’s common stock will begin trading at the split-adjusted level on November 1, 2007. For 20-trading days following the split, the Registrant’s common stock will trade under the trading symbol “CMGID”. After the 20-trading day period, the Registrant’s common stock will resume trading under the symbol “CMGI”.

Stock Repurchase Program

On September 25, 2007, the Registrant announced that its Board of Directors authorized the repurchase of up to $50 million of the Registrant’s common stock from time to time on the open market or in privately negotiated transactions over the next 18 months. The timing and amount of any shares repurchased will be determined by the Registrant’s management based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Registrant might otherwise be precluded from doing so under insider trading laws. The repurchase program may be suspended or discontinued at any time. Any repurchased shares will be available for use in connection with its stock plans and for other corporate purposes. The repurchase program will be funded using the Registrant’s working capital.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Form 8-K:

99.1	Press Release of the Registrant, dated September 25, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.
Date: September 25, 2007
	By:	/s/ Steven G. Crane
Steven G. Crane
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Registrant, dated September 25, 2007.